UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 404 978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2022, PulteGroup, Inc. issued a press release announcing its financial results for its third quarter ended September 30, 2022. A copy of this earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in Item 2.02 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 25, 2022, PulteGroup, Inc. (the “Company”) issued a press release announcing that John J. Chadwick notified the Company that he intends to retire as Executive Vice President and Chief Operating Officer of the Company, with his last date of employment being April 21, 2023. Mr. Chadwick’s outstanding equity and long-term incentive awards will receive retirement vesting treatment under the PulteGroup, Inc. Amended Retirement Policy, as described in the Company’s 2022 Proxy Statement. Effective January 1, 2023 through the date of his retirement, Mr. Chadwick will serve as Executive Vice President.

Brandon Jones has been promoted to Executive Vice President and Chief Operating Officer, effective January 1, 2023. Mr. Jones, who is 48 years old, was appointed the Company’s Senior Vice President – Field Operations in 2021 and previously held Division and Area leadership positions in the Company’s Michigan and Southeast operations since 2012.

In connection with the promotion and effective January 1, 2023, Mr. Jones’ annual base salary will be $600,000, his annual incentive bonus target will be $900,000, and his long-term incentive bonus target will be $1,000,000. Mr. Jones will also be subject to the Company’s Executive Severance Policy, as described in the Company’s 2022 Proxy Statement.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Jones and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. There is no arrangement or understanding between Mr. Jones and any other person pursuant to which Mr. Jones was appointed to his position. There are no transactions in which Mr. Jones has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1    Third Quarter 2022 earnings press release dated October 25, 2022.
99.2    Executive transition press release dated October 25, 2022.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in Item 2.02 of this Current Report on Form 8-K, including the earnings press release incorporated in such Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	October 25, 2022	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary